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                                                                 Exhibit 10.02


[US BANK LOGO]      For Bank Use Only       Reviewed by
                                                        ----------------------

                                            Due  JANUARY 31,  2003
                                                 -----------------------------
                                            Customer # 531407l    Loan # 0101
                                                    -----------       --------

                      AMENDMENT TO LOAN AGREEMENT AND NOTE

     This amendment (the "Amendment"), dated as of the date specified below, is by and between the borrower (the "Borrower") and the bank (the "Bank") identified below.

                                    RECITALS

     A. The Borrower and the Bank have executed a Loan Agreement (the "Agreement") dated MARCH 1, 2002 and the Borrower has executed a Note (the "Note") dated MARCH 1, 2002, either or both which may have been amended from time to time, and the Borrower (and if applicable, certain third parties) have executed the collateral documents which may or may not be identified in the Agreement and certain other related documents (collectively the "Loan Document"), setting forth the terms and conditions upon which the Borrower may obtain loans from the Bank from time to time in the original amount of $1,000,000.00, as may be amended from time to time.

     B. The Borrower has requested that the Bank permit certain modifications to the Agreement and Note as described below.

     C. The Bank has agreed to such modifications, but only upon the terms and conditions outlined in this Amendment.

                               TERMS OF AGREEMENT

     In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Borrower and the Bank agree as follows:

     [X] EXTENSION OF MATURITY DATE. If checked here, any references in the Agreement or Note to the maturity date or date of final payment are hereby deleted and replaced with "JANUARY 31, 2003".

     [ ] CHANGE IN MAXIMUM LOAN AMOUNT. If checked here, all references in the Agreement and in the Note (whether or not numerically) to the maximum loan
amount are hereby deleted and replaced with "$    N/A    ",  which evidences an
additional $    N/A     available to be advanced subject to the terms and
conditions of the Agreement and Note.

     [ ] CHANGE IN MULTIPLE ADVANCE TERMINATION DATE. If checked here, all references in the Agreement and in the Note to the termination date for multiple
advances are hereby deleted and replaced with "     N/A   ".

         CHANGE IN FINANCIAL COVENANT(S).

          (i) [ ] If checked here, all references to "$ _______________" in the Agreement as the minimum Net Working Capital amount are hereby deleted and replaced with "$ ____________________" for the period beginning ______________________ and thereafter.

          (ii) [ ] If checked here, all references to "$_____________" in the Agreement as the minimum Tangible Net Worth amount are hereby deleted and replaced with "$ ___________________" for the period beginning _________________________ and thereafter.

          (iii) [ ] If checked here, all references to "_____________" in the Agreement as the maximum Debt to Worth Ratio are hereby deleted and replaced with "______________" for the period beginning
          ________________________ and thereafter.

          (iv) [ ] If checked here, all references to "______________" in the Agreement as the minimum Current Ratio are hereby deleted and replaced with "___________" for the period beginning __________ and thereafter.

          (v) [ ] If checked here, all references to "$_______________" in the Agreement as the maximum Capital Expenditures amount are hereby deleted and replaced with "$ ______________" for the period beginning __________ and thereafter.

          (vi) [ ] If checked here, all references to "________________" in the Agreement as the minimum Cash Flow Coverage Ratio are hereby deleted and replaced with "_____________" for the period beginning __________ __________ and thereafter.

          (vii) [ ] If checked here, all references to "$ ________________" in the Agreement as the maximum Officers, Directors, Partners, and Management Salaries and Other Compensation amount are hereby deleted and replaced with "$____________" for the period beginning __________ and thereafter.

      [X] CHANGE IN PAYMENT SCHEDULE. If checked here, effective upon the date of this Amendment, any payment terms are amended as follows:

Interest is payable beginning AUGUST 1, 2002, and on the same date of each CONSECUTIVE month thereafter (except that if a given month does not have such a date, the last day of such month), plus a final interest payment with the final payment of principal.

Principal is payable on JANUARY 31, 2003.